Exhibit 32

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

1. I have reviewed this Quarterly Report on Form 10-Q of T.A.G. Acquisitions Ltd. (the “registrant”):

In connection with the Quarterly Report of T.A.G. Acquisitions Ltd. (the “Company”) on Form 10-Q for the period ended June 30, 2015 (the “Report”), I, Chester Meisels, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2015	/s/ Chester Meisels
Chester Meisels
Chief Executive Officer & Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed from within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.